                U S WEST SAVINGS PLAN/ESOP FOR SALARIED EMPLOYEES
              STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS
                             WITH FUND INFORMATION
                               December 31, 1992
                            (Thousands of Dollars)
                                  __________

                                |-----------Fund Information-----------|

                                 U S WEST    Interest   U. S. Asset
                                     Shares   Income    Allocation     Subtotal
         ASSETS
INVESTMENTS AT VALUE
  (cost $1,010,308):
  U S WEST common shares         $560,318    $      -   $       -      $560,318
  Government obligations                -      19,444           -        19,444
  Bank & insurance company
    contracts                           -     156,771           -       156,771
  Other investment contracts            -      36,297           -        36,297
  Other marketable securities           -       2,110      95,686        97,796
  Temporary investments             2,382      10,437       3,824        16,643
                                  -------     -------      ------       -------
    Total investments             562,700     225,059      99,510       887,269
                                  -------     -------      ------       -------
RECEIVABLES
  Allotments & contributions        4,357       1,263         791         6,411
  Fund & other transfers, net           -         406       1,632         2,038
  Dividends & interest                 15          74           4            93
  Loans to plan participants            -           -           -             -
                                  -------     -------     -------       -------
    Total assets                  567,072     226,802     101,937       895,811
                                  -------     -------     -------       -------
      LIABILITIES

PAYABLES
  Notes                                 -           -           -             -
  Expenses                          1,780         737         206         2,723
  Fund & other transfers, net       3,557           -           -         3,557
                                  -------     -------     -------       -------
    Total liabilities               5,337         737         206         6,280
                                  -------     -------     -------       -------
Net assets available for
  plan benefits                  $561,735    $226,065    $101,731      $889,531
                                  =======     =======     =======       =======

  The accompanying notes are an integral part of these financial statements.

               U S WEST SAVINGS PLAN/ESOP FOR SALARIED EMPLOYEES
              STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS
                             WITH FUND INFORMATION
                               December 31, 1992
                            (Thousands of Dollars)
                                  __________

                               |-------------Fund Information---------------|

                                                       Participant
                                Subtotal   U.S  Stock     Loans     ESOP       Total
         ASSETS
INVESTMENTS AT VALUE
  (cost $1,010,308):
  U S WEST common shares        $560,318   $       -    $      -    $165,244   $  725,562
  Government obligations          19,444           -           -           -       19,444
  Bank & insurance company
    contracts                    156,771           -           -           -      156,771
  Other investment contracts      36,297           -           -           -       36,297
  Other marketable securities     97,796     230,396           -           -      328,192
  Temporary investments           16,643       2,096           -           5       18,744
                                 -------     -------     -------     -------    ---------
    Total investments            887,269     232,492           -     165,249    1,285,010
                                 -------     -------     -------     -------    ---------
RECEIVABLES
  Allotments & contributions       6,411       1,934           -           -        8,345
  Fund & other transfers, net      2,038       2,237           -           -        4,275
  Dividends & interest                93           7           -          23          123
  Loans to plan participants           -           -      34,730           -       34,730
                                   -------   -------     -------     -------    ---------
    Total assets                   895,811   236,670      34,730     165,272    1,332,483
                                   -------   -------     -------     -------    ---------
      LIABILITIES

PAYABLES
  Notes                                  -         -           -     169,403      169,403
  Expenses                           2,723       379           5           -        3,107
  Fund & other transfers, net        3,557         -         281           -        3,838
                                   -------   -------     -------     -------    ---------
    Total liabilities                6,280       379         286     169,403      176,348
                                   -------   -------     -------     -------    ---------

Net assets available for
  plan benefits                   $889,531  $236,291     $34,444   $  (4,131)  $1,156,135
                                   =======   =======      ======    ========    =========

  The accompanying notes are an integral part of these financial statements.

               U S WEST SAVINGS PLAN/ESOP FOR SALARIED EMPLOYEES
              STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS
                             WITH FUND INFORMATION
                               December 31, 1993
                            (Thousands of Dollars)
                                  __________

                        |--------------------Fund Information-------------------|

                        U S WEST    Interest   U.S. Asset
        ASSETS           Shares      Income    Allocation   U.S. Stock   Subtotal

INVESTMENTS AT VALUE
  (cost $1,090,583)
  U S WEST common
    shares              $713,753    $      -    $      -     $      -    $713,753
 Government obligations        -       5,613           -            -       5,613
 Bank & insurance
   company contracts           -     154,414           -            -     154,414
 Other investment
   contracts                   -      51,854           -            -      51,854
 Other marketable
  securities                   -       1,581     126,035      241,534     369,150
 Temporary investments     3,426       8,917       1,464        1,436      15,243
                         -------     -------     -------      -------   ---------
   Total investments     717,179     222,379     127,499      242,970   1,310,027
                         -------     -------     -------      -------   ---------
RECEIVABLES
 Allotments &
   contributions           2,213         551         433          870       4,067
 Fund & other
   transfers, net              -           -         285            -         285
 Dividends & interest          8          20           4            7          39
 Loans to plan
  participants                 -           -           -            -           -
                         -------     -------     -------      -------   ---------
   Total assets          719,400     222,950     128,221      243,847   1,314,418
                         -------     -------     -------      -------   ---------

      LIABILITIES

PAYABLES
 Notes                         -           -           -            -           -
 Expenses                  3,286         914       1,182        1,360       6,742
 Fund & other
  transfers, net             376         919           -        1,410       2,705
                         -------     -------     -------      -------   ---------
   Total liabilities       3,662       1,833       1,182        2,770       9,447
                         -------     -------     -------      -------   ---------

Net assets available
  for plan benefits      $715,738   $221,117    $127,039     $241,077  $1,304,971
                          =======    =======     =======      =======   =========

   The accompanying notes are an integral part of these financial statements.

               U S WEST SAVINGS PLAN/ESOP FOR SALARIED EMPLOYEES
              STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS
                             WITH FUND INFORMATION
                               December 31, 1993
                            (Thousands of Dollars)
                                  __________

                             |----------Fund Information---------|
                                       Interna-  Parti-
                               Global   tional   cipant
       ASSETS        Subtotal  Assets   Stock    Loans    ESOP     Total
INVESTMENTS AT VALUE
 (cost $1,090,583)
   U S WEST common
     shares          $713,753  $     -  $     -  $     -  $155,023  $868,776
Government
  obligations           5,613        -        -        -         -     5,613
 Bank & insurance
   company contracts  154,414        -        -        -         -   154,414
 Other investment
   contracts           51,854        -        -        -         -    51,854
 Other marketable
  securities          369,150   13,312   34,512        -         -   416,974
Temporary
  investments          15,243      286       85        5        15    15,634
                    ---------   ------   ------   ------   -------  --------
   Total
    investments     1,310,027   13,598   34,597        5   155,038 1,513,265
                    ---------   ------   ------   ------   ------- ---------
RECEIVABLES
 Allotments &
   contributions        4,067       76       180       -         -     4,323
 Fund & other
   transfers, net         285      812     1,258     118         -     2,473
 Dividends &
   interest                39        -         -       -        21        60
 Loans to plan
   participants             -        -         -  39,268         -    39,268
                    ---------   ------    ------  ------   ------- ---------
   Total assets     1,314,418   14,486    36,035  39,391   155,059 1,559,389
                    ---------   ------    ------  ------   ------- ---------

      LIABILITIES

PAYABLES
  Notes                     -        -         -       -   139,476   139,476
  Expenses              6,742       35        92      10         -     6,879
 Fund & other
 transfers, net         2,705        -         -       -         -     2,705
                    ---------   ------    ------  ------   -------   -------
   Total
    liabilities         9,447       35        92      10   139,476   149,060
                    ---------   ------    ------  ------   -------   -------

Net assets
  available for
  plan benefits    $1,304,971  $14,451   $35,943 $39,381  $ 15,583$1,410,329
                    =========   ======    ======  ======    ====== =========

  The accompanying notes are an integral part of these financial statements.

               U S WEST SAVINGS PLAN/ESOP FOR SALARIED EMPLOYEES
        STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS
                             WITH FUND INFORMATION
                     for the year ended December 31, 1993
                            (Thousands of Dollars)
                                  __________

                  |----------------Fund Information-----------------|

                      U S WEST  Interest   U.S. Asset
                       Shares    Income    Allocation   U.S. Stock   Subtotal

Net assets
  January 1, 1993     $561,735  $226,065    $101,731     $236,291   $1,125,822
                       -------   -------     -------      -------    ---------
ADDITIONS
(DEDUCTIONS)
 Employee
   allotments           20,655    17,357      12,413       27,826       78,251
 Company contributions
   Cash                 13,694         -           -            -       13,694
 Allocation of
   company shares       31,139         -           -            -       31,139
 Fund & other
   transfers, net        3,559   (21,270)      2,567      (30,274)     (45,418)
                       -------   -------     -------      -------      -------
 Total additions
   (deductions)         69,047    (3,913)     14,980       (2,448)      77,666


INCOME
  USW common
   shares dividends
     Cash               24,725         -           -            -       24,725
     Allocation of
       company shares    6,861         -           -            -        6,861


  Interest & other
    dividends              261    15,843       5,943        6,805       28,852

 Net appreciation
   (depreciation)
   in fair value of
   investments         109,846       (35)     10,846       16,356      137,013
                       -------   -------     -------      -------      -------
     Total additions
       & income        210,740    11,895      31,769       20,713      275,117
                       -------   -------     -------      -------      -------
PAYMENTS
   Payment of
    interest on loans        -         -           -            -            -
   Plan expenses           610       370         394          331        1,705

   Participant
     distributions      56,127    16,473       6,067       15,596       94,263
                       -------   -------     -------      -------      -------
Net assets
  December 31, 1993   $715,738  $221,117    $127,039     $241,077   $1,304,971
                       =======   =======     =======      =======    =========

  The accompanying notes are an integral part of these financial statements.

               U S WEST SAVINGS PLAN/ESOP FOR SALARIED EMPLOYEES
        STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS
                             WITH FUND INFORMATION
                     for the year ended December 31, 1993
                            (Thousands of Dollars)
                                  __________

                        |--------------Fund Information--------------|
                                   Interna-  Parti-
                          Global   tional    cipant
              Subtotal    Assets   Stock     Loans      ESOP      Total

Net assets
  January 1,
   1993       $1,125,822  $     -   $     -  $34,444    $(4,131)  $1,156,135

ADDITIONS
(DEDUCTIONS)
 Employee
  allotments      78,251    1,273     1,965        -          -       81,489
Company
  contributions
    Cash          13,694        -         -        -     28,408       42,102
    Allocation
      of company
      shares      31,139        -         -        -    (31,139)           -

  Fund & other
   transfers,
   net           (45,418)  12,719    31,232    3,446         79        2,058
               ---------   ------    ------    -----    -------      -------
  Total
   additions
   (deductions)   77,666   13,992    33,197    3,446     (2,652)     125,649

INCOME
  USW common shares
    dividends
      Cash        24,725        -         -        -     14,961       39,686
      Allocation
       of company
       shares      6,861        -         -        -     (6,861)           -

  Interest &
   other
   dividends      28,852        -         3    3,427        140       32,422
  Net apprecia-
   tion (depre-
    ciation) in
    fair value
    of invest-
    ments        137,013      712     3,006        -     27,779      168,510
               ---------   ------    ------   ------     ------    ---------

      Total
       addi-
       tions &
       income    275,117   14,704    36,206    6,873    33,367      366,267
               ---------   ------    ------   ------    ------    ---------

PAYMENTS
  Payment of
    interest
    on loans           -        -         -        -    13,653       13,653
  Plan expenses    1,705       62        10      156         -        1,933
  Participant
    distribu-
    tions         94,263      191       253    1,780         -       96,487
                 -------   ------    ------   ------    ------    ---------
Net assets
  Dec. 31,
  1993        $1,304,971  $14,451   $35,943  $39,381   $15,583   $1,410,329
               =========   ======    ======   ======    ======    =========

  The accompanying notes are an integral part of these financial statements.